Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

HFND	Unlimited HFND Multi-Strategy Return Tracker ETF

listed on NYSE Arca, Inc.
a series of Tidal ETF Trust

Supplement dated February 20, 2024

to the Summary Prospectus and Statutory Prospectus dated December 20, 2024

The Unlimited HFND Multi-Strategy Return Tracker ETF’s (the “Fund”) investment strategy remains unchanged; however, effective immediately, the strategy will be implemented via a greater use of futures contracts and to a lesser extent borrowing securities to effect short sale transactions. This change is estimated to materially affect the Fund’s dividends and interest expenses on short positions and acquired fund fees and expenses. Effectively immediately, the “Fees and Expenses of the Fund” section of the summary prospectus and statutory prospectus are revised to read as follows:

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Dividends and Interest Expense on Short Positions(2)	0.22%
Acquired Fund Fees and Expenses(2)	0.05%
Total Annual Fund Operating Expenses(2)	1.22%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE. Total Annual Fund Operating Expenses also do not correlate to the expense ratio in the Fund’s Financial Highlights because Dividends and Interest Expense on Short Positions and AFFE have been restated and are estimated to reflect fees for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$1,477

Please retain this Supplement for future reference.